                                                                    Exhibit 20.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                                           Settlement Date                      7/31/2004
                                                           Determination Date                   8/11/2004
                                                           Distribution Date                    8/16/2004


I.    All Payments on the Contracts                                                                                  2,724,444.12
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                               32,649.26
III.  Repurchased Contracts                                                                                                  0.00
IV.   Investment Earnings on Collection Account                                                                              1.55
V.    Servicer Monthly Advances                                                                                         44,230.56
VI.   Distribution from the Reserve Account                                                                            117,838.75
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                5,136.86
VIII. Transfers to the Pay-Ahead Account                                                                                (6,571.11)
IX.   Less:  Investment Earnings distributions
       (a)  To Sellers with respect to the Collection Account                                                               (1.55)
       (b)  To Sellers with respect to the Pay-Ahead Account                                                                 0.00
X.    Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                        $2,917,728.44
                                                                                                              ====================


DISTRIBUTION AMOUNTS                                                         COST PER $1000
----------------------------------------------                           -----------------------

1.    (a) Class A-1 Note Interest Distribution                                                      0.00
      (b) Class A-1 Note Principal Distribution                                                     0.00
          Aggregate Class A-1 Note Distribution                                0.00000000                                    0.00

2.    (a) Class A-2 Note Interest Distribution                                                      0.00
      (b) Class A-2 Note Principal Distribution                                                     0.00
          Aggregate Class A-2 Note Distribution                                0.00000000                                    0.00

3.    (a) Class A-3 Note Interest Distribution                                                      0.00
      (b) Class A-3 Note Principal Distribution                                                     0.00
          Aggregate Class A-3 Note Distribution                                0.00000000                                    0.00

4.    (a) Class A-4 Note Interest Distribution                                                      0.00
      (b) Class A-4 Note Principal Distribution                                                     0.00
          Aggregate Class A-4 Note Distribution                                0.00000000                                    0.00

5.    (a) Class A-5 Note Interest Distribution                                                      0.00
      (b) Class A-5 Note Principal Distribution                                                     0.00
          Aggregate Class A-5 Note Distribution                                0.00000000                                    0.00

6.    (a) Class A-6 Note Interest Distribution                                                      0.00
      (b) Class A-6 Note Principal Distribution                                                     0.00
          Aggregate Class A-6 Note Distribution                                0.00000000                                    0.00

7.    (a) Class A-7 Note Interest Distribution                                                      0.00
      (b) Class A-7 Note Principal Distribution                                                     0.00
          Aggregate Class A-7 Note Distribution                                0.00000000                                    0.00

8.    (a) Class A-8 Note Interest Distribution                                                      0.00
      (b) Class A-8 Note Principal Distribution                                                     0.00
          Aggregate Class A-8 Note Distribution                                0.00000000                                    0.00

9.    (a) Class A-9 Note Interest Distribution                                                      0.00
      (b) Class A-9 Note Principal Distribution                                                     0.00
          Aggregate Class A-9 Note Distribution                                0.00000000                                    0.00

10.   (a) Class A-10 Note Interest Distribution                                                137,602.11
      (b) Class A-10 Note Principal Distribution                                             2,424,891.96
          Aggregate Class A-10 Note Distribution                              39.42298570                            2,562,494.07

11.   (a) Class B Certificate Interest Distribution                                            244,679.31
      (b) Class B Certificate Principal Distribution                                                 0.00
          Aggregate Class B Certificate Distribution                           5.45000000                              244,679.31

12.   Servicer Payment
      (a)  Servicing Fee                                                                        29,507.16
      (b)  Reimbursement of prior Monthly Advances                                              81,047.90
            Total Servicer Payment                                                                                      110,555.06

13.   Deposits to the Reserve Account                                                                                         0.00

TOTAL DISTRIBUTION AMOUNT                                                                                            $2,917,728.44
                                                                                                                   ===============

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
RESERVE ACCOUNT DISTRIBUTIONS:
----------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                     0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                0.00
                        TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK)=                                          $0.00
                                                                                                                   ===============

                  INTEREST
----------------------------------------------

1.   Current Interest Requirement
      (a) Class A-1 Notes    @              5.598%                                                   0.00
      (b) Class A-2 Notes    @              5.852%                                                   0.00
      (c) Class A-3 Notes    @              5.919%                                                   0.00
      (d) Class A-4 Notes    @              6.020%                                                   0.00
      (e) Class A-5 Notes    @              6.050%                                                   0.00
      (f) Class A-6 Notes    @              6.130%                                                   0.00
      (g) Class A-7 Notes    @              6.140%                                                   0.00
      (h) Class A-8 Notes    @              6.230%                                                   0.00
      (i) Class A-9 Notes    @              6.320%                                                   0.00
      (j) Class A-10 Notes   @              6.370%                                             137,602.11
               Aggregate Interest on Notes                                                                              137,602.11
      (k) Class B Certificates @            6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                            0.00
      (b) Class A-2 Notes                                                                            0.00
      (c) Class A-3 Notes                                                                            0.00
      (d) Class A-4 Notes                                                                            0.00
      (e) Class A-5 Notes                                                                            0.00
      (f) Class A-6 Notes                                                                            0.00
      (g) Class A-7 Notes                                                                            0.00
      (h) Class A-8 Notes                                                                            0.00
      (i) Class A-9 Notes                                                                            0.00
      (j) Class A-10 Notes                                                                           0.00
      (k) Class B Certificates                                                                       0.00

3.   Total Distribution of Interest                                COST PER $1000
                                                               -----------------------
      (a) Class A-1 Notes                                            0.00000000                      0.00
      (b) Class A-2 Notes                                            0.00000000                      0.00
      (c) Class A-3 Notes                                            0.00000000                      0.00
      (d) Class A-4 Notes                                            0.00000000                      0.00
      (e) Class A-5 Notes                                            0.00000000                      0.00
      (f) Class A-6 Notes                                            0.00000000                      0.00
      (g) Class A-7 Notes                                            0.00000000                      0.00
      (h) Class A-8 Notes                                            0.00000000                      0.00
      (i) Class A-9 Notes                                            0.00000000                      0.00
      (j) Class A-10 Notes                                           2.11695555                137,602.11
             Total Aggregate Interest on Notes                                                                          137,602.11
      (k) Class B Certificates                                       5.45000000                                         244,679.31


                  PRINCIPAL
----------------------------------------------
                                                                        No. of Contracts
                                                                        ----------------
1.    Amount of Stated Principal Collected                                                   1,138,911.10
2.    Amount of Principal Prepayment Collected                               106             1,109,744.52
3.    Amount of Liquidated Contract                                           8                176,236.34
4.    Amount of Repurchased Contract                                          0                      0.00

      Total Formula Principal Distribution Amount                                                                     2,424,891.96

5. Principal Balance before giving effect to Principal Distribution                      Pool Factor
                                                                                         -----------
      (a) Class A-1 Notes                                                                  0.0000000                          0.00
      (b) Class A-2 Notes                                                                  0.0000000                          0.00
      (c) Class A-3 Notes                                                                  0.0000000                          0.00
      (d) Class A-4 Notes                                                                  0.0000000                          0.00
      (e) Class A-5 Notes                                                                  0.0000000                          0.00
      (f) Class A-6 Notes                                                                  0.0000000                          0.00
      (g) Class A-7 Notes                                                                  0.0000000                          0.00
      (h) Class A-8 Notes                                                                  0.0000000                          0.00
      (i) Class A-9 Notes                                                                  0.0000000                          0.00
      (j) Class A-10 Notes                                                                 0.3987985                 25,921,904.65
      (k) Class B Certificates                                                             1.0000000                 44,895,285.54

6.   Remaining Principal Shortfall
      (a) Class A-1 Notes                                                                                                     0.00
      (b) Class A-2 Notes                                                                                                     0.00
      (c) Class A-3 Notes                                                                                                     0.00
      (d) Class A-4 Notes                                                                                                     0.00
      (e) Class A-5 Notes                                                                                                     0.00
      (f) Class A-6 Notes                                                                                                     0.00
      (g) Class A-7 Notes                                                                                                     0.00
      (h) Class A-8 Notes                                                                                                     0.00
      (i) Class A-9 Notes                                                                                                     0.00
      (j) Class A-10 Notes                                                                                                    0.00
      (k) Class B Certificates                                                                                                0.00

7. Principal Distribution                                          COST PER $1000
                                                               -----------------------
      (a) Class A-1 Notes                                            0.00000000                                               0.00
      (b) Class A-2 Notes                                            0.00000000                                               0.00
      (c) Class A-3 Notes                                            0.00000000                                               0.00
      (d) Class A-4 Notes                                            0.00000000                                               0.00
      (e) Class A-5 Notes                                            0.00000000                                               0.00
      (f) Class A-6 Notes                                            0.00000000                                               0.00
      (g) Class A-7 Notes                                            0.00000000                                               0.00
      (h) Class A-8 Notes                                            0.00000000                                               0.00
      (i) Class A-9 Notes                                            0.00000000                                               0.00
      (j) Class A-10 Notes                                          37.30603015                                       2,424,891.96
      (k) Class B Certificates                                       0.00000000                                               0.00

8. Principal Balance after giving effect to Principal Distribution                       Pool Factor
                                                                                         -----------
      (a) Class A-1 Notes                                                                  0.0000000                          0.00
      (b) Class A-2 Notes                                                                  0.0000000                          0.00
      (c) Class A-3 Notes                                                                  0.0000000                          0.00
      (d) Class A-4 Notes                                                                  0.0000000                          0.00
      (e) Class A-5 Notes                                                                  0.0000000                          0.00
      (f) Class A-6 Notes                                                                  0.0000000                          0.00
      (g) Class A-7 Notes                                                                  0.0000000                          0.00
      (h) Class A-8 Notes                                                                  0.0000000                          0.00
      (i) Class A-9 Notes                                                                  0.0000000                          0.00
      (j) Class A-10 Notes                                                                 0.3614925                 23,497,012.69
      (k) Class B Certificates                                                             1.0000000                 44,895,285.54



                  POOL DATA
----------------------------------------------                                                      Aggregate
                                                                             No. of Contracts   Principal Balance
                                                                             ----------------   -----------------
1. Pool Stated Principal Balance as of                    7/31/2004               3,404            68,392,298.23

2. Delinquency Information                                                                                            % Delinquent
                                                                                                                      ------------
        (a) 31-59 Days                                                               51           1,021,466.71           1.494%
        (b) 60-89 Days                                                               18             480,919.50           0.703%
        (c) 90-119 Days                                                              15             421,772.26           0.617%
        (d) 120 Days+                                                                26             656,774.91           0.960%


3. Contracts Repossessed during the Due Period                                        2              21,154.50

4. Current Repossession Inventory                                                     4              82,520.94

5. Aggregate Net Losses for the preceding Collection Period
      (a)  Aggregate Principal Balance of Liquidated Receivables                      8             176,236.34
      (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    32,649.26
                                                                                                --------------
      Total Aggregate Net Losses for the preceding Collection Period                                                    143,587.08

6. Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                      1,004,242.53

7. Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)              1,435                              22,418,710.56

8. Weighted Average Contract Rate of all Outstanding Contracts                                                              9.112%

9. Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                 62.026

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
              TRIGGER ANALYSIS
----------------------------------------------

1. (a) Average Delinquency Percentage                                            2.194%
   (b) Delinquency Percentage Trigger in effect?                                                YES

2. (a)  Average Net Loss Ratio                                                   0.032%
   (b)  Net Loss Ratio Trigger in effect?                                                        NO
   (c)  Net Loss Ratio (using ending Pool Balance)                               0.158%

3. (a) Servicer Replacement Percentage                                           0.126%
   (b) Servicer Replacement Trigger in effect?                                                   NO



                MISCELLANEOUS
----------------------------------------------

1. Monthly Servicing Fees                                                                                                29,507.16

2. Servicer Advances                                                                                                     44,230.56

3. (a)  Opening Balance of the Reserve Account                                                                        8,658,392.89
   (b)  Deposits to the Reserve Account                                                                   0.00
   (c)  Investment Earnings in the Reserve Account                                                    5,971.65
   (d)  Distribution from the Reserve Account                                                      (117,838.75)
   (e)  Ending Balance of the Reserve Account                                                                         8,546,525.79

4. Specified Reserve Account Balance                                                                                  8,973,952.86

5. (a)  Opening Balance in the Pay-Ahead Account                                                                         61,626.34
   (b)  Deposits to the Pay-Ahead Account from the Collection Account                                 6,571.11
   (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
   (d)  Transfers from the Pay-Ahead Account to the Collection Account                               (5,136.86)
   (e)  Ending Balance in the Pay-Ahead Account                                                                          63,060.59





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